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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 5, 1999

                       OCCIDENTAL PETROLEUM CORPORATION
            (Exact name of registrant as specified in its charter)


            DELAWARE                   1-9210               95-4035997
  (State or other jurisdiction      (Commission         (I.R.S. Employer
       of incorporation)            File Number)       Identification No.)


      10889 WILSHIRE BOULEVARD
      LOS ANGELES, CALIFORNIA                                 90024
(Address of principal executive offices)                   (ZIP code)


       Registrant's telephone number, including area code: (310) 208-8800
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Item 5.   Other Events
----------------------


    Exhibits with respect to the sale by Occidental Petroleum Corporation of $450 million aggregate principal amount of 7.65% Senior Notes due February 15, 2006 and $350 million aggregate principal amount of 8.45% Senior Notes due February 15, 2029 (collectively the "Notes") are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-69303) declared effective by the Securities and Exchange Commission (the "Commission") on January 8, 1999.

Item 7.   Exhibits
------------------


    1.1 Underwriting Agreement, dated February 5, 1999, between Occidental Petroleum Corporation and the Underwriters named therein.

    4.1    Form of 7.65% Senior Note due February 15, 2006.

    4.2    Form of 8.45% Senior Note due February 15, 2029.
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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            OCCIDENTAL PETROLEUM CORPORATION
                            (Registrant)



DATE:  February 9, 1999               /s/ J. R. Havert
                                      ----------------------------
                                      J. R. Havert
                                      Vice President and Treasurer
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                                 EXHIBIT INDEX
                                 -------------


Exhibit No.                Description
----------                 -----------


   1.1 Underwriting Agreement, dated February 5, 1999, between Occidental Petroleum Corporation and the Underwriters named therein.

   4.1      Form of 7.65% Senior Note due February 15, 2006.

   4.2      Form of 8.45% Senior Note due February 15, 2029.